AMENDMENT NO. 1
TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is dated as of November 12, 2024, by and among American Oncology Network, Inc., a Delaware corporation (the “Company”), AEA Growth Equity Fund LP and AEA Growth Equity Fund (Parallel) LP (collectively, “AEA Growth”), AEA AON Purchaser LLC (“Purchaser”) and AEA AON Aggregator LLC (“Aggregator”). Terms used but not otherwise defined herein shall have the respective meanings ascribed to them in that certain Amended and Restated Registration Rights Agreement dated as of September 20, 2023 (the “Registration Rights Agreement”).

WHEREAS, Aggregator is party to the Registration Rights Agreement pursuant to that certain Joinder, dated November 12, 2024;

WHEREAS, Purchaser and Aggregator are, collectively, the holder of a majority-in-interest of the Registrable Securities as of the date hereof;

WHEREAS, pursuant to Section 7.7 of the Registration Rights Agreement, the Holders of a majority-in-interest of the Registrable Securities (which majority-in-interest must include AEA) (the “Requisite Holders”), with the consent of the Company, may amend and modify the Registration Rights Agreement; and

WHEREAS, the undersigned constitute the Requisite Holders; and

WHEREAS, the Company and the Aggregator are parties to that certain Class A Common Stock Purchase Agreement, dated on or about the date hereof (the “Purchase Agreement”), under which the obligations of the Company and Aggregator are conditioned upon the execution and delivery of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendment to Registration Rights Agreement.

(a)The definition of “AEA” set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“AEA” means, collectively, AEA AON Purchaser LLC, AEA AON Aggregator LLC, AEA Growth Equity Fund LP, AEA Growth Equity Fund (Parallel) LP and any Affiliates of the foregoing; provided, that, with respect to references to any “request,” “consent” or similar of AEA, “AEA” shall mean AEA Growth Equity Fund LP or any Person that, directly or indirectly, controls AEA Growth Equity Fund LP.
(b)A new Section 8 shall be inserted immediately following Section 7 of the Registration Rights Agreement reading in its entirety as follows:

8 Suspension of Obligations. Notwithstanding any provision to the contrary, for so long as the Company is eligible to suspend its duty to file reports under section 15(d) of

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the Exchange Act and such duty is actually suspended, neither the Company nor any Holder that is not an executive officer or director of the Company shall have any obligations under Sections 2.1, 2.2, 2.4, 3, 5 and 6 of this Agreement, and the Company may, at its discretion file amendments to any Registration Statement(s) to terminate any offerings related thereto, and to cease to file any reports under the under the Securities Act and the Exchange Act.

(c)Section 7.7 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

7.7 Modifications and Amendments. Upon the written consent of (i) the Company and (ii) the Holders of at least a majority-in-interest of the Registrable Securities at the time in question (which must include the holders of a majority-in-interest of the Registrable Securities held by AEA at the time in question), compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that, notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects the Sponsor or one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity), shall require the consent of the Sponsor or Holder so affected. No course of dealing between the Sponsor, any Holder or the Company and any other party hereto or any failure or delay on the part of the Sponsor, a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of the Sponsor, any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
2.Miscellaneous.

(a)Except as expressly set forth herein, the Registration Rights Agreement shall remain in full force and effect.

(b)This Amendment shall be governed by the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of choice of law.

(c)This Amendment may be executed in any number of counterparts (including via PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Registration Rights Agreement as of the date first written above.

COMPANY:

    AMERICAN ONCOLOGY NETWORK, INC.

By:/s/ Todd Schonherz
Name: Todd Schonherz
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to
Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Registration Rights Agreement as of the date first written above.

PURCHASER:

AEA AON PURCHASER LLC

By: AEA AON Aggregator LLC
Its: Member
By: AEA Growth Equity GP LLC,
Its: Manager

By: /s/ James Stith
Name: James Stith
Title: Vice President

AGGREGATOR:

AEA AON AGGREGATOR LLC

By: AEA Growth Equity GP LLC,
Its: Manager

By: /s/ James Stith
Name: James Stith
Title: Vice President

AEA:

AEA GROWTH EQUITY FUND LP

By: AEA Growth Equity Partners LP, its general partner
By: AEA Growth Equity GP LLC, its general partner

By: /s/ James Stith
Name: James Stith
Title: Vice President

AEA GROWTH EQUITY FUND (PARALLEL) LP

By: AEA Growth Equity Partners LP, its general partner
By: AEA Growth Equity GP LLC, its general partner

By: /s/ James Stith
Name: James Stith

[Signature Page to Amendment No. 1 to
Amended and Restated Registration Rights Agreement]

Title: Vice President

[Signature Page to Amendment No. 1 to
Amended and Restated Registration Rights Agreement]